         FIFTH MODIFICATION OF MASTER CONSTRUCTION LOAN AGREEMENT


     THIS FIFTH MODIFICATION, dated and effective as of April 23, 1999, is made and entered into by and between TRAMMELL CROW BTS, INC., a Delaware corporation having a notice address of 7535 East Hampden Avenue, Suite 650, Denver, Colorado 80231-4845 ("Developer"), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a notice address of 10 West Market Street, 9th Floor, Indianapolis, Indiana 46204 ("Bank").

                                  RECITALS:

     A. Developer and Bank entered into that certain Master Construction Loan Agreement, dated August 4, 1997, as modified by that certain First Modification of Master Construction Loan Agreement between Developer and Bank, dated September 15, 1997, and as modified by that certain Second Modification of Master Construction Loan Agreement between Developer and Bank, dated May 12, 1998, as modified by that certain Third Modification of Master Construction Loan Agreement between Developer and Bank, dated June 9, 1998 and as modified by that certain Fourth Modification of Master Construction Loan Agreement between Developer and Bank, dated December 30, 1998 (collectively, the "Loan Agreement").

     B. The parties hereto desire to further modify the Loan Agreement in accordance with the terms and conditions set forth herein.

                                 AGREEMENT

     NOW THEREFORE, for and in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties hereto agree as follows:

     1. SCHEDULE 1 OF THE LOAN AGREEMENT. The Loan Agreement is hereby modified by substituting SCHEDULE I attached to this Modification for
SCHEDULE I attached to the Loan Agreement.

     2. EXPENSES. Borrower shall pay all costs incidental to this Modification, including but not limited to title insurance, survey charges, reasonable attorneys' fees, appraisals, insurance, inspecting engineers' and/or architect's fees, environmental fees, and all other incidental expenses of Bank.

     3. REPRESENTATIONS AND WARRANTIES. Developer hereby represents and warrants to Bank that there does not presently exist any default under the Loan Agreement or any event which with the notice or lapse of time or both would constitute a default under the Loan Agreement and that each of the representations and warranties set forth in the Loan Agreement remain true and correct as of the date hereof, except to the extent said representations and warranties specifically apply to those items explicitly modified by or otherwise disclosed in this Modification, and each of said representations and warranties is hereby incorporated herein by reference and modified as necessary to apply to and cover the undertakings of Developer evidenced by this Modification.

     4. CONTINUING EFFECT. All other terms, conditions, provisions, representations and warranties set forth in the Loan Agreement not specifically relating to those items explicitly modified by or otherwise disclosed in this Modification shall remain unchanged and shall continue in full force and effect. This Modification shall, wherever possible, be construed in a manner consistent with the Loan Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Modification and the terms of the Loan Agreement, the terms of this Modification shall control.

     5. WAIVER. No provision hereof shall constitute a waiver of any of the terms or conditions of the Loan Agreement, other than those terms or conditions explicitly modified or otherwise affected hereby.

     IN WITNESS WHEREOF, Developer and Bank have caused this Fifth Modification of Master Construction Loan Agreement to be duly executed as of the date and year first above written.

                                   "DEVELOPER"

                              TRAMMELL CROW BTS, INC.,
                              a Delaware corporation


                              By:  /s/ Lucy L. Dinneen
                                 --------------------------------------------

                              Printed: Lucy L. Dinneen
                                      ---------------------------------------

                              Title: Vice President
                                    -----------------------------------------


                                   "BANK"

                              KEYBANK NATIONAL ASSOCIATION, a national banking association


                              By:  /s/ Theodore J. Lewis
                                 --------------------------------------------

                              Printed: Theodore J. Lewis
                                      ---------------------------------------

                              Title: Vice President
                                    -----------------------------------------




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

STATE OF COLORADO   )
CITY AND            ) SS:
COUNTY OF DENVER    )

     Before me, a Notary Public in and for said County and State, personally appeared Lucy L. Dinneen, known to me to be the Vice President of TRAMMELL CROW BTS, INC., a Delaware corporation, and acknowledged the execution of the foregoing for and on behalf of said corporation.

     Witness my hand and Notarial Seal, this 26th day of April, 1999.

                              /s/ Amy J. Waters
                              ------------------------------------------------
                              Notary Public - Signature

                              Amy J. Waters
                              ------------------------------------------------
                              Notary Public - Printed

My Commission Expires:        My County of Residence:

10/6/02                       Denver
----------------------        ------------------------------------------------


STATE OF INDIANA    )
                    ) SS:
COUNTY OF MARION    )

     Before me, a Notary Public in and for said County and State, personally appeared Theodore J. Lewis, known to me to be a Vice President of KEYBANK NATIONAL ASSOCIATION, a national banking association, and acknowledged the execution of the foregoing for and on behalf of said association.

     Witness my hand and Notarial Seal, this 5th day of May, 1999.

                              /s/ Jane E. Butler
                              ------------------------------------------------
                              Notary Public - Signature

                              Jane E. Butler
                              ------------------------------------------------
                              Notary Public - Printed

My Commission Expires:        My County of Residence:

3/4/01                        Hamilton
----------------------        ------------------------------------------------


This instrument was prepared by Dennis A. Johnson, Attorney at Law, JOHNSON, SMITH, PENCE, WRIGHT & HEATH, LLP, One Indiana Square, Suite 1800, Indianapolis, Indiana 46204.

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

                                      SCHEDULE I


PetsMart, Inc. shall be an Approved Tenant for one PetsMart facility in Savannah, Georgia and for one PetsMart facility in Arvada, Colorado.

Stater Bros. shall be an Approved Tenant for one Stater Bros. grocery retail facility in Murrieta, California.

PetCo Animal Supplies, Inc. shall be an Approved Tenant for one PetCo retail facility in Tucson, Arizona.













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